SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 25, 2002

                                      CWA

                                  (Depositor)

        (Issuer in respect of Asset Backed Certificates, Series 2002-03)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      CWA
                           Asset Backed Certificates
                                 Series 2002-03

On December 25, 2002, The Bank of New York, as Trustee for CWA, Asset Backed Certificates Series 2002-03, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2002, among CWA as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWA, Asset Backed Certificates Series 2002-03 relating to the distribution date of December 25, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of September 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 25, 2002


                                      CWA


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated December 25, 2002


                             Payment Date: 12/25/02


          ------------------------------------------------------------
                             Countrywide Home Loans
                   Asset Backed Certificates, Series 2002-03
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       119,597,584.68    1.750000%       661,559.62    180,226.92      841,786.54       0.00       0.00
                        2A1       298,355,755.35    1.710000%     3,910,108.51    439,328.85    4,349,437.36       0.00       0.00
                        N          30,183,808.62    8.500000%             0.00    631,074.22      631,074.22       0.00       0.00
                        X         481,132,702.51    2.918031%             0.00  1,169,966.68    1,169,966.68       0.00       0.00
Residual                AR                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
                        R                   0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M1         26,950,000.00    2.130000%             0.00     49,430.79       49,430.79       0.00       0.00
                        M2         18,375,000.00    2.730000%             0.00     43,196.56       43,196.56       0.00       0.00
                        B1         13,475,000.00    3.330000%             0.00     38,639.56       38,639.56       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        476,753,340.02     -            4,571,668.13  2,551,863.58    7,123,531.71     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1       118,936,025.06              0.00
                                2A1       294,445,646.83              0.00
                                N          29,013,841.94              0.00
                                X         477,081,672.89              0.00
Residual                        AR                  0.00              0.00
                                R                   0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M1         26,950,000.00              0.00
                                M2         18,375,000.00              0.00
                                B1         13,475,000.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        472,181,671.89     -
--------------------------------------------------------------------------------

                             Payment Date: 12/25/02


          ------------------------------------------------------------
                             Countrywide Home Loans
                   Asset Backed Certificates, Series 2002-03
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   119,597,584.68     1.750000% 126671RM0     5.371415      1.463320    965.679831
                           2A1   298,355,755.35     1.710000% 126671SR8    12.693633      1.426221    955.877530
                           N      30,183,808.62     8.500000% 126671TC0     0.000000     20.839912    958.121721
                           X     481,132,702.51     2.918031% 126671TB2     0.000000      2.387687    973.635868
Residual                   AR              0.00     0.000000% 126671SS6     0.000000      0.000000      0.000000
                           R               0.00     0.000000% 126671TE6     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M1     26,950,000.00     2.130000% 126671RN8     0.000000      1.834167  1,000.000000
                           M2     18,375,000.00     2.730000% 126671RP3     0.000000      2.350833  1,000.000000
                           B1     13,475,000.00     3.330000% 126671RQ1     0.000000      2.867500  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     476,753,340.02       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
                   Asset Backed Certificates, Series 2002-03
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       136,968,057.27   340,113,615.62   477,081,672.89
Loan count                    863             2537             3400
Avg loan rate           8.517949%        8.367770%             8.41
Prepay amount          483,789.14     3,039,453.86     3,523,243.00

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        56,689.50       140,791.75       197,481.26
Sub servicer fees        4,650.75        15,876.65        20,527.40
Trustee fees             1,031.66         2,576.84         3,608.50


Agg advances                  N/A              N/A              N/A
Adv this period         63,306.36       150,527.79       213,834.15

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud                2,799,990.33     6,999,995.20     9,799,985.53
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           87.666578%           100.000000%            417,953,340.02
   -----------------------------------------------------------------------------
   Junior           12.333422%             0.000000%             58,800,000.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                         170                19,411,612.60
60 to 89 days                          46                 5,304,822.50
90 or more                              3                   319,593.66
Foreclosure                             9                 1,098,589.71

Totals:                               228                26,134,618.47
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            7,123,531.71          7,123,531.71
Principal remittance amount            4,571,668.13          4,571,668.13
Interest remittance amount             2,551,863.58          2,551,863.58